SERVICER'S CERTIFICATE
CHEVY CHASE AUTO RECEIVABLES TRUST 1996-2
5.90 % AUTO RECEIVABLES BACKED CERTIFICATES

Distribution Date:    March 15, 2000
Collection Period:    February, 2000
Record Date:          March 14, 2000

     Under the pooling and Servicing Agreement, dated as of December 1, 1996, between Chevy Chase Bank,
F.S.B. (as "Seller  and "Servicer") and First Bank
National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
Trust 1996-2 (the "Trust") during the previous month.
The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution.
     1.  Certificates
         (a) The Aggregate amount of the
             distribution to
             Certificate holders on the
             Distribution Date Set forth above .....$   4,246,542.93

         (b) The amount of the distribution
             set forth in paragraph (a)
             above allocable to principal,
             including any overdue principal .......$   3,993,439.06

         (c) The amount of the distribution
             set forth in paragraph (a) above
             allocable to interest, including
             any overdue interest ..................$     253,103.87

         (d) The Insured Payments, if any, with
             respect of such Distribution
             Date ..................................$           0.00

         (e) The Premium Amount with
             respect of such Distribution
             Date ..................................$       2,967.83

         (f) The amount of the distribution
             set forth in paragraph (a) above,
             per Certificate in a principal
             amount of $1,000 ......................$     13.2116996

         (g) The amount of the distribution
             set forth in paragraph (b) above,
             per Certificate in a principal
             amount of $1,000 ......................$     12.4242515

         (h) The amount of the distribution
             set forth in paragraph (c) above,
             per Certificate in a principal
             amount of $1,000 ......................$      0.7874481

         (i) The amount of the distribution
             set forth in paragraph (d) above,
             per Certificate in a principal
             amount of $1,000 ......................$      0.0000000

         (j) The Certificate Principal Balance
             as of such Distribution Date (after
             giving effect to any distribution on
             such Distribution Date) ...............$  47,485,312.21

         (k) The balance of the Reserve Account,
             after effect to distributions
             and deposits and the change in
             balances on such
             Distribution Date .....................$   3,214,229.09

         (l) The balance of the Yield
             Maintenance Account , after
             giving effect to distributions
             on such Distribution
             Date ..................................$       2,726.54

B.   Information Regarding the Performance of the Trust.
     1.  Net Losses, Delinquencies and Pool Balance.
         (a) The aggregate net losses on the
             Receivables for the related Collection
             Period ................................$      59,633.13

         (b) The aggregate principal balance of all
             Receivables which were delinquent 30
             days or more as of the last day of the
             related Collection Period .............$   3,899,494.48

         (c) The Pool Balance as of the end of the
             related Collection Period .............$  48,828,504.72

         (d) The Certificate Factor as of the end
             related Collection Period .............$      0.1477347

     Weighted average annual percentage rate (1)               11.13%

     Weighted average remaining term to maturity (1)           19.47

     (1) Weighted by current balance.





                      CHEVY CHASE BANK, F.S.B.
                      Auto Trust 1996-2  Servicer


                      Mark A. Holles
                      Vice President